Mosaic Government Money Market Trust
Letter to Shareholders
March 31, 1998


Dear Shareholder:

While there are numerous reasons to invest in government money market securities, stability and safety are certainly high on most people's list. For the six-month period ended March 31, 1998, investors from around the world continued to look to U.S. government bonds for these qualities. The solidity of the U.S. economy, particularly in comparison to the serious problems still in evidence for Asian nations, made the type of securi-ties in Mosaic Government Money Market all the more appealing.

 The yield of your fund is heavily related to the monetary policy of the Federal Reserve. For the past six months, the Federal Reserve has held steady on rates. In brief, this lack of action reflects a balance between the inflationary pressures of our strong economy and the deflationary pressures that the Asia economic crisis have engendered. The results have been a relatively static interest rate environment, which has been reflected in your fund's yield.

During the six-month period covered by this report, the seven-day yield from Government Money Market was steady from 4.60% on September 30, 1998 to 4.62% on March 31, 1998. Reflective of this stability, we have maintained the average maturity of the Fund in a range of 30-40 days.

What is our outlook? Forecasting interest rate moves over very short periods is difficult, at best. There is so much "noise" that affects the market day-to-day. We prefer to focus on more intermediate to long-term trends and avoid the "sound bite" of the day. Right now, we consider the intermediate to longer-term course in bond yields to be downward, with some notable risks which bear close watching.

Inflation, however you measure it, is trending down and will likely be low and stable for the foreseeable future. With inflation largely under control, we expect long-term interest rates to possibly be as low as 5% on long-term government securities by the year 2000, with rates on short-term money market securities similar or slightly lower.

The U.S. economy continues to perform admirably, with solid economic growth, a low rate of unemployment and strong gains in productivity. It doesn't get much better than this from an economic standpoint, but the "new economy" can't be expected to continue forever.

We appreciate your confidence in Mosaic Government Money Market and reaffirm our commitment to provide you with competitive money market returns, safety of principal, and liquidity.

Sincerely,

(signature)

Christopher C. Berberet, CFA
Vice President


Mosaic Government Money Market Trust
Statement of Net Assets - March 31, 1998 (unaudited)

                                                                 Principal       Market
                                                                 Amount           Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 96.3% of Net Assets

Federal Farm Credit Bank Discount Notes, 5.35%, 4/30/97          $1,000,000      $995,690
Federal Home Loan Mortgage Corp. Discount Notes, 5.37%, 4/1/98    1,000,000     1,000,000
Federal Home Loan Mortgage Corp. Discount Notes, 5.40%, 4/1/98    1,000,000     1,000,000
Federal Home Loan Mortgage Corp. Discount Notes, 5.35%, 4/10/98   1,000,000       998,663
Federal Home Loan Mortgage Corp. Discount Notes, 5.42%, 5/7/98    2,000,000     1,989,160
Federal Home Loan Mortgage Corp. Discount Notes, 5.38%, 4/13/98   1,500,000     1,497,310
Federal Home Loan Mortgage Corp. Discount Notes, 5.48%, 4/21/98   1,500,000     1,495,433
Federal Home Loan Mortgage Corp. Discount Notes, 5.45%, 5/13/98   1,500,000     1,490,463
Federal Home Loan Mortgage Corp. Discount Notes, 5.38%, 5/14/98   1,500,000     1,490,318
Federal Home Loan Mortgage Corp. Discount Notes, 5.41%, 5/14/98   1,000,000       993,583
Federal Home Loan Mortgage Corp. Discount Notes, 5.42%, 5/28/98   1,000,000       991,418
Federal Home Loan Mortgage Corp. Discount Notes, 5.41%, 6/16/98   2,000,000     1,977,158
Federal Home Loan Mortgage Corp. Discount Notes, 5.42%, 6/30/98   1,500,000     1,479,675
Federal Home Loan Mortgage Corp. Discount Notes, 5.41%, 4/10/98   1,000,000       998,647
Federal Home Loan Mortgage Corp. Discount Notes, 5.43%, 4/30/98   1,000,000       995,626
Federal Home Loan Mortgage Corp. Discount Notes, 5.33%, 5/8/98    1,500,000     1,491,783
Federal National Mortgage Assoc. Discount Notes, 5.42%, 4/8/98    1,750,000     1,748,156
Federal National Mortgage Assoc. Discount Notes, 5.33%, 4/17/98     500,000       498,815
Federal National Mortgage Assoc. Discount Notes, 5.34%, 4/17/98   1,750,000     1,745,847
Federal National Mortgage Assoc. Discount Notes, 5.37%, 4/20/98   1,000,000       997,166
Federal National Mortgage Assoc. Discount Notes, 5.41%, 4/20/98   1,020,000     1,017,087
Federal National Mortgage Assoc. Discount Notes, 5.38%, 4/24/98   1,500,000     1,494,844
Federal National Mortgage Assoc. Discount Notes, 5.34%, 4/27/98   1,750,000     1,743,251
Federal National Mortgage Assoc. Discount Notes, 5.32%, 4/29/98   2,500,000     2,489,655
Federal National Mortgage Assoc. Discount Notes, 5.35%, 5/4/98    2,000,000     1,990,192
Federal National Mortgage Assoc. Discount Notes, 5.35%, 5/11/98   2,000,000     1,988,111
Federal National Mortgage Assoc. Discount Notes, 5.36%, 5/22/98   1,500,000     1,488,610
Federal National Mortgage Assoc. Discount Notes, 5.36%, 5/26/98   2,000,000     1,983,622
Federal National Mortgage Assoc. Discount Notes, 5.41%, 5/27/98   2,000,000     1,983,169
Federal National Mortgage Assoc. Discount Notes, 5.40%, 6/12/98   2,000,000     1,978,400
Federal National Mortgage Assoc. Discount Notes, 5.41%, 6/19/98   2,000,000     1,976,255

   TOTAL GOVERNMENT AGENCY OBLIGATIONS (Cost $46,008,107)                      46,008,107

REPURCHASE AGREEMENT: 3.3% of Net Assets
With Donaldson, Lufkin & Jenrette Securities Corporation
issued 3/31/98 at 5.80%, due 4/1/98 collateralized by $1,602,420 in United States Treasury Notes due 5/31/99.  Proceeds at
maturity are $1,571,205. (Cost $1,571,000)                                      1,571,000

TOTAL INVESTMENTS (Cost $47,579,107)+                                         $47,579,107
CASH, RECEIVABLES, LESS LIABILITIES: 0.40% of Assets                              197,837
TOTAL NET ASSETS                                                              $47,776,944

CAPITAL SHARES OUTSTANDING                                                     47,777,032
NET ASSET VALUE PER SHARE                                                           $1.00

Notes to Statement of Net Assets:
* Floating interest rate -- rate disclosed is as of March 31, 1998
+ Aggregate cost for federal income tax purposes as of March 31, 1998

The Notes to Financial Statements are an integral part of these statements.

Mosaic Government Money Market Trust
Statement of Operations
For Six Month Period Ended March 31, 1998 (unaudited)


INVESTMENT INCOME  (Note 1)
     Interest Income                                     $1,352,995

EXPENSES (Notes 3 and 4)
     Investment advisory fee                                121,790
     Transfer agent and administrative expenses              65,802
     Registration and professional fees                      27,978

          Total expenses                                    215,570

NET INVESTMENT INCOME                                     1,137,425

TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $1,137,425


The Notes to Financial Statements are an integral part of these statements.


Mosaic Government Money Market Trust
Statements of Changes in Net Assets
(unaudited)

                                 Six Month        Six Month
                                Period Ended     Period Ended     Year Ended
                               March. 31, 1998  Sept. 30, 1997  March 31, 1997

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS

     Net investment income         $1,137,425     $1,191,458      $2,357,321

DISTRIBUTIONS TO SHAREHOLDERS

     From net investment income    (1,137,426)    (1,191,458)    (2,357,321)

CAPITAL SHARE TRANSACTIONS (Note 5)(3,015,895)    (3,894,207)    (2,510,082)

TOTAL DECREASE IN NET ASSETS       (3,015,896)    (3,894,207)    (2,510,082)

NET ASSETS
     Beginning of period           50,792,840     54,687,047     57,197,129
     End of period                $47,776,944    $50,792,840    $54,687,047

Mosaic Government Money Market Trust
Financial Highlights
(unaudited)

Selected data for a share outstanding throughout each year:

                                                                                                      Net
           Net asset                       Distributions      Net asset         Net assets Ratio of   investment
Year       value     Net        Total from from net   Total   value at          at end     expenses   income to
ended      beginning investment investment investment distri- end       Total   of period  to average average
Mar. 31    of period income     operations income     butions of period return (thousands) net assets net assets

1998(4)     $1.000   $0.023    $0.023    $(0.023)    $(0.023)  $1.000    2.33%  $47,777     0.88%(2)   4.68%(2)
1997(1)     $1.000   $0.023     0.023     (0.023)     (0.023)   1.000    2.33    50,793     0.90(2)    4.58(2)
1997(3)      1.000    0.043     0.043     (0.043)     (0.043)   1.000    4.38    54,687     1.05       4.29
1996         1.000    0.045     0.045     (0.045)     (0.045)   1.000    4.62    57,197     1.23       4.52
1995         1.000    0.037     0.037     (0.037)     (0.037)   1.000    3.80    64,541     1.16       3.70
1994         1.000    0.021     0.021     (0.021)     (0.021)   1.000    2.08    78,090     1.11       2.08
1993         1.000    0.024     0.024     (0.024)     (0.024)   1.000    2.44    88,911     1.06       2.44

(1)     For the six month period ended September 30, 1997.
(2)     Annualized.
(3) Effective July 31, 1996, the investment advisory services transferred to Bankers Finance Advisors, LLC from Bankers Finance
Investment Mangagement Corp. (see Note 3).
(4)     For the six month period ended March 31, 1998.

The Notes to Financial Statements are an integral part of these statements.


Mosaic Government Money Market Trust
Notes to Financial Statements
March 31, 1998

     1. Summary of Significant Accounting Policies. Mosaic Government Money Market Trust (the "Trust"), known as Government Investors Trust prior to May 15, 1997, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust invests solely in securities issued and guaranteed by the U.S. Government or any of its agencies or instrumentalities or in repurchase agreements backed by such securities.

     Fiscal Year: Effective April 1, 1997, the Trust changed its fiscal year end to September 30.

     Securities Value: The Trust uses the amortized cost method of valuation whereby portfolio securities are valued at acquisition cost as adjusted for amortization of premium or accretion of discount rather than at value based on market factors. As required, the Trust monitors the difference between market value and amortized cost to assure that this valuation method fairly reflects market value. Investment transactions are recorded on the trade date. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

     Investment Income: Interest income, net of amortization of premium or discount, and other income (if any) are recorded as earned.

     Dividends: Net investment income, determined as gross investment income less expenses, is declared as a dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month.

     Income Tax: In accordance with the requirement of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, all of the taxable income of the Trust is distributed to its shareholders, and therefore no federal income tax provision is required.

     Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     Change of Independent Auditor. Effective for fiscal years beginning on or after April 1, 1997, the Trust's Independent Auditor is Deloitte & Touche LLP. Financial information appearing in this Report for fiscal years beginning prior to April 1, 1997 were audited by another independent auditor.

     2. Investment in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held in safekeeping by the Trust's custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Repurchase agreements may be terminated within seven days. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

     3. Investment Advisory Fees and Other Transactions with Affiliates. The Investment Advisor to the Trust, Madison Mosaic, LLC (formerly known as Bankers Finance Advisors, LLC), a wholly owned subsidiary of Madison Investment Advisors, Inc. ("the Advisor"), earns an advisory fee equal to 0.5% per annum of the average net assets of the Trust; the fees are accrued daily and are paid monthly. The Advisory Agreement between the Trust and the Advisor was approved at the special meeting of the Trust's shareholders on July 29, 1996.

     The Advisor has undertaken to reimburse the Trust by the amount, if any, by which the total expenses of the Trust (less certain excepted expenses) exceed 1.5% per annum of the average net assets of the Trust up to $40 million and 1% per annum of such amount in excess of $40 million. No amounts were reimbursed to the Trust by the Advisor for the period ended September 30, 1997. The Advisor is responsible for the fees and expenses of Trustees who are affiliated with the Advisor, and certain promotional expenses. For the six months ended March 31, 1998, outside Trustee fees of $9,000 were paid by the Trust.

     4. Other Expenses. With the exception of certain expenses of the Trust payable by it directly, all support services for the period covered by the Report were provided to the Trust under a Services Agreement between the Trust and the Advisor, pursuant to which such services are provided for amounts not exceeding the cost to the Advisor. Effective October 1, 1997, the Services Agreement was amended by the Trustees to provide for a single fee equal to 0.38% of average net assets for all such expenses. For the six months ended March 31,1998, operating expenses of $93,780 have been reimbursed to the Advisor under the Services Agreement.

     5. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares (in dollars and shares) were as follows:

                 Six Months Ended     Six Months Ended     Year Ended
                  March 31, 1998       Sept. 30, 1997     March 31, 1997

Shares sold          24,895,106          35,363,902        60,347,031
Shares issued in
 reinvestment of
 dividends            1,098,584           1,146,625         2,268,110

Total shares issued  25,993,690          36,510,527        62,615,141

Shares redeemed     (29,009,585)        (40,404,734)      (65,125,223)

Net decrease         (3,015,895)         (3,894,207)       (2,510,082)